INVESTOR PRESENTATION

SECOND QUARTER 2021

NASDAQ: CCBG

Capital City Bank Group

FORWARD-LOOKING STATEMENT

This presentation includes forward-looking statements, including statements about future results. These statements are subject to uncertainties and risks, which could cause the Company's future results to differ materially. The following factors, among others, could cause the Company's actual results to differ: The magnitude and duration of the ongoing COVID-19 (including the Delta variant) pandemic and its impact on the global and local economies and financial market conditions and our business, results of operations and financial condition, including the impact of our participation in government programs related to COVID-19; our ability to successfully manage credit risk, interest rate risk, liquidity risk, and other risks inherent to our industry; legislative or regulatory changes in monetary and fiscal policies of the U.S. Government; inflation, interest rate, market and monetary fluctuations; the effects of security breaches and computer viruses that may affect our computer systems or fraud related to debit card products; the accuracy of our financial statement estimates and assumptions, including the estimates used for our loan loss reserve, deferred tax asset valuation and pension plan; changes in accounting principles, policies, practices or guidelines; the frequency and magnitude of foreclosure of our loans; the effects of our lack of a diversified loan portfolio, including the risks of geographic and industry concentrations; the strength of the United States economy in general and the strength of the local economies in which we conduct operations; our ability to declare and pay dividends, the payment of which is subject to our capital requirements; changes in the securities and real estate markets; structural changes in the markets for origination, sale and servicing of residential mortgages; uncertainty in the pricing of residential mortgage loans that we sell, as well as competition for the mortgage servicing rights related to these loans and related interest rate risk or price risk resulting from retaining mortgage servicing rights and the potential effects of higher interest rates on our loan origination volumes; the effect of corporate restructuring, acquisitions or dispositions, including the actual restructuring and other related charges and the failure to achieve the expected gains, revenue growth or expense savings from such corporate restructuring, acquisitions or dispositions; the effects of natural disasters, harsh weather conditions (including hurricanes), widespread health emergencies, military conflict, terrorism, civil unrest or other geopolitical events; our ability to comply with the extensive laws and regulations to which we are subject, including the laws for each jurisdiction where we operate; the willingness of clients to accept third-party products and services rather than our products and services and vice versa; increased competition and its effect on pricing; technological changes; negative publicity and the impact on our reputation; changes in consumer spending and saving habits; growth and profitability of our noninterest income; the limited trading activity of our common stock; the concentration of ownership of our common stock; anti-takeover provisions under federal and state law as well as our Articles of Incorporation and our Bylaws; other risks described from time to time in our filings with the Securities and Exchange Commission; and our ability to manage the risks involved in the foregoing. Additional factors can be found in the Company's Annual Report on Form 10-K for the fiscal year ended December 31, 2020, and the Company' others filings with the SEC, which are available at the SEC's internet site (http://www.sec.gov). Forward-looking statements in this presentation speak only as of the date of this presentation. The Company assumes no obligation to update forward-looking statements or the reasons why actual results could differ.

CORPORATE PROFILE

- Oldest Florida-based Publicly Traded Bank
- Managed Multiple Business Cycles Successfully
- $4.0B Assets
- Loans HFI: $2.0B/Deposits: $3.4B
- 87% Florida/13% Georgia
- 50/50 Mix of Consumer and Commercial Clients (Deposits)
- $2.2B Assets Under Management


Atlanta
Augusta
Macon
Savannah
Montgomery
GEORGIA
ALABAMA
Jacksonville
Tallahassee
Panama City
Gainesville
Daytona Beach
Orlando
FLORIDA
Fort Myers
Miami

57 OFFICES

CORPORATE PROFILE

25 Years

Experienced Management
Average of 25 Years' Experience with CCBG

Ownership
~56% Retail/44% Institutional
~20% Insider

56/44

$435M

Market Cap[1]
$435 Million

(1) As of 06/30/21

FLORIDA AT A GLANCE

- Highest Migration Rate in U.S.
- 3rd Most Populous State - Projected Population Growth 2X National Average
- Projected Population Change (2021-2026) of 5.9%
- Business-friendly State with No Personal Income Tax

Government
Higher Education
Healthcare
Agriculture
Manufacturing
Retail Distribution
Professional Associations
Retirees
Tourism
Defense
Technology
Transportation



GROWTH MARKETS

TALLAHASSEE MSA

Total Deposits *(in Thousands)*	$1,426,015
Market Share[1]	15.4%
Market Share Rank[1]	#2
Top 3 Industries	Government, Education, Professional
Projected Population Growth[2]	4.0%
Projected HH Income Growth[2]	9.6%

GAINESVILLE MSA

Total Deposits *(in Thousands)*	$425,777
Market Share[1]	7.1%
Market Share Rank[1]	#7
Top 3 Industries	Education, Healthcare, Retail Distribution
Projected Population Growth[2]	4.7%
Projected HH Income Growth[2]	12.9%

MACON MSA

Total Deposits *(in Thousands)*	$120,705
Market Share[1]	2.7%
Market Share Rank[1]	#8
Top 3 Industries	Education, Healthcare, Defense
Projected Population Growth[2]	1.6%
Projected HH Income Growth[2]	6.5%

RURAL COMBINED - 15 Markets[3]

Total Deposits *(in Thousands)*	$1,107,134
Market Share[1][3]	8.4%
Market Champions	Agriculture, Manufacturing, County Seat

- Top 3 Market Share in 8 of 15 Markets

(1) Source: S&P Global Market Intelligence as of 6/30/2020
(2) Projected Change from 2021-2026 (Nielsen)
(3) Excludes Markets with < 2% Share

DEPOSIT PORTFOLIO DETAIL

Average Deposit Portfolio Composition



3%
8%
15%
44%
30%
Noninterest Bearing Deposits
NOW Accounts
Regular Savings Accounts
Money Market Accounts
Certificates of Deposit

Deposit Portfolio Highlights

- CAGR[4] of ~ 13.25% DDA, ~ 5.96% MMA/SAV/NOW
- 97% Core Deposit[1] to Total Deposit[2]

Total Deposit Growth



2,372
151
258
325
806
832
2,423
132
251
351
781
908
2,538
114
235
370
805
1,012
2,844
104
236
424
826
1,254
3,313
102
270
511
976
1,453
2017
2018
2019
2020
1H21

	2017	2018	2019	2020	1H21
Total Cost of Funds - CCBG[2]	0.16%	0.27%	0.35%	0.16%	0.10%
Total Cost of Funds - Peer[3]	0.53%	0.66%	0.89%	0.69%	0.31%

- Noninterest Bearing Deposits
- NOW Accounts
- Regular Savings Accounts
- Money Market Accounts
- Certificates of Deposit

(1) Total Deposits less CDs
(2) YTD
(3) Publicly Traded $1-$5 Billion SE Commercial Banks (Source: S+P Market Intelligence)
(4) 2017 to 2021

LOAN PORTFOLIO DIVERSIFICATION

Loan Portfolio[1]
$2,008,662



1%
7%
9%
35%
14%
15%
18%
Commercial R/E
Residential R/E
Commercial Loans (2)
Indirect Auto
Home Equity R/E
Construction R/E
Direct Consumer

Top 25 loans represent 7% of total loans

CRE Composition
$661,826

201% of Tier 1 Capital



3%
1%
10%
22%
64%
Improved Property
Construction
Vacant Land
Condos
Land Development

Improved Property Composition
$424,293



2%
7%
7%
27%
8%
12%
24%
13%
Retail
1-4 Residential
Hotel/Motel
Multi-Family
Office
Other
Industrial/Warehouse
Gas Station/C-Store

(1) 2Q2021-EOM

(2) Includes SBA PPP Round 1 of $13M. SBA Round 2 of $70M.

CREDIT QUALITY

- Proven **strong** underwriting and risk management
- 5 year average annual credit losses of **10 basis points**
- **Strong credit** quality metrics at June 30, 2021
- ACL coverage **1.15% of loans** (ex-SBA/PPP)
- COVID-19: **all loans extended have resumed regularly scheduled payments** - nominal impact on past due and classified loan levels to date

Non-Performing Loans
(% of Loans HFI)



$12M
$8M
$4M
$0M
0.45%
$7.1M
0.39%
$6.8M
0.24%
$4.4M
0.29%
$5.9M
0.25%
$6.3M
4Q17
4Q18
4Q19
4Q20
2Q21

Classified Loans
(% of Total Loans HFI)



$35M
$30M
$25M
$20M
$15M
$10M
$5M
0
1.87%
$31M
1.29%
$23M
1.13%
$21M
0.87%
$18M
0.97%
$19M
4Q17
4Q18
4Q19
4Q20
2Q21

Allowance for Credit Losses Activity[1]



$25M
$20M
$15M
$10M
$5M
$0M
$13.3M
$14.2M
$13.9M
$23.8M
$22.2M
0.80%
0.80%
0.76%
1.30%
1.19%
1.15%
1.10%
0.14%
0.12%
0.12%
(0.00)%
2017
2018
2019
2020
1H21
Allowance for Credit Losses ("ACL")[1]
ACL Coverage Ratio (Loans HFI)
ACL Coverage Ratio (Loans HFI less SBA PPP)
Net Charge Ratio

(000's)	2017	2018	2019	2020	1H21
Provision for Credit Losses	2,215	2,921	2,027	8,303	(1,553)
CECL Adoption	-	-	-	3,269	-
Net Charge-Offs	2,338	2,018	2,332	1,907	(855)

(1) HFI Loans only - does not include $2.6M in allowance for unfunded loans at 06/30/21.

STRONG CAPITAL POSITION



Capital To Execute
$400M
$350M
$300M
$250M
$200M
$150M
$100M
$50M
0
2017
2018
2019
2020
2Q21
Risk-Based Capital
Tangible Common Equity
Excess Regulatory Capital



Staying Power
20
15
10
5
0
17.10%
7.09%
9.52%
17.13%
7.58%
9.63%
17.90%
8.06%
10.26%
17.30%
6.25%
9.42%
16.48%
6.19%
9.11%
2017
2018
2019
2020
2Q21
Risk Based Capital - CCBG
Tangible Common Equity - CCBG(1)
Tangible Common Equity - Publicly Traded $1-$5 Billion SE Banks

(1) Adjusted Non-GAAP, See Appendix for Reconciliation.

STRATEGIC INITIATIVES: Three Pillars of Execution

DRIVE REVENUES

Generate Loan Growth > Interest Rate Profile > Grow & Diversify Fee Income

DISCIPLINED EXPENSE MANAGEMENT

Committed to Expense Reduction > Efficiency Initiatives in Motion

EFFECTIVELY DEPLOY CAPITAL

Organic Growth > Return Capital > Leverage Capital

> Executed Under a Strong Risk Management & Credit Culture <

DRIVE REVENUES

Diversified Revenues

INTEREST INCOME[(1)]


2%
1%
4%
6%
8%
8%
10%
11%
20%
30%

$52.3 Million

Commercial R/E
Residential R/E
Commercial Loans
Indirect Auto
Home Equity R/E
Investment Securities
Fees on Loans
Construction R/E
Direct Consumer
Funds Sold

FEE INCOME[(1)]


6%
11%
14%
15%
55%
52.7%
of Operating
Revenues

$56.3 Million

Mortgage Banking Revenues - CCHL (51% ownership)
Deposit Fees
Bank Card Fees
Wealth Management Fee
Other

(1) YTD - 06/30/21

DRIVE REVENUES

Generate Loan Growth



Period End Loans HFI
($ In Millions / % Growth)
$2500
$2000
$1500
$1000
$500
$0
4.6%
$1,561
5.9%
$1,653
7.3%
$1,774
3.5%
$1,836
9.3%
$2,006
0.5%(1)
$2,009
Ex-SBA PPP Growth was 16%(1)
2016
2017
2018
2019
2020
2Q21

	2020	2Q21
SBA PPP Loans - Round 1 Balance	$178M	$13M
SBA PPP Loans - Round 2 Balance		$70M
Remaining SBA PPP Fees		$3.5M



Growth By Segment(2)
-$100M -$80M -$60M -$40M 0 $20M $40M $60M $80M $100M
-9.3% Commercial Loans - Core
-56.2% Commercial Loans - SBA
Construction R/E 27.2%
Commercial R/E 6.8%
Residential R/E 2.3%
-2.3% Home Equity R/E
-10.3% Direct Consumer
Indirect Auto 14.5%
Other - LIP 28.8%

(1) Annualized
(2) 2Q 2020 vs. 2Q 2021

DRIVE REVENUES

Interest Rate Profile

Loan Repricing - HFI Loans



3%
4%
1%
6%
19%
17%
50%
Overnight
12 Months(1)
24 Months
36 Months
48 Months
60 Months
>60 Months

Rate Mix



40% Fixed(1)
40% Adjustable
20% Variable
$2,009
(in millions)

- 60% of Loan Portfolio is Variable or Adjustable
- 69% of Loan Portfolio Reprices within One Year

(1) Includes $83 Million SBA/PPP loans and $200 million in Indirect Auto

DRIVE REVENUES

Grow and Diversify Fee Income

Fee Income Mix[1]
(In Millions)



$60M
$50M
$40M
$30M
$20M
$10M
$0M
$45,677
$2.9M
$22.7M
$5.2M
$6.2M
$8.8M
2020
$56,299
$3.5M
$30.3M
$6.4M
$7.6M
$8.5M
2021
Deposit Fees
Bank Card Fees
Wealth Management Fees
Mortgage Banking Revenues
(CCHL - 51% ownership)
Other Fees

Growth Initiatives



Free to Fee Checking
Grow Wealth Management Assets
Improve Card Utilization
Leverage Working Capital Finance Platform
Residential Mortgage Originations
Insurance Sales

(1) YTD - June 30

EXPENSE MANAGEMENT

Continued Focus on Expense Control

Noninterest Expense Trend


$109.4M
$29.3M
$17.8M
$15.8M
$46.2M
2017
$111.5M
$29.0M
$18.5M
$15.9M
$48.1M
2018
$113.6M
$28.9M
$18.4M
$15.6M
$50.7M
2019
$150.0M
$40.0M
$26.2M
$19.9M
$14.8M
$49.1M
2020
$40.5M
$12.5M
$7.3M
$5.1M
$3.4M
$12.1M
1Q21
$42.1M
$11.0M
$9.3M(1)
$5.1M
$4.1M
$12.6M
2Q21
Salaries
Associate Benefits
Net Occupancy
Other Expense
CCHL

(1) Includes $2M pension settlement charge
CCHL aquired on 03/01/2020

HIGHLIGHTS

- Controllable expenses at Core CCBG continued to be well managed
- Q2.2021 Other expense included $2 million pension plan settlement charge
- Integration of CCHL late in 1Q.2020 added expenses, but greatly improved efficiency in mortgage banking business
- Initiatives in Motion *(See Slide 17 for Detail):*
  - Banking Office Optimization
  - Process Improvement
  - Digital

EXPENSE MANAGEMENT

Efficiency Initiatives in Motion

Banking Office Optimization	Process Improvement	Digital	Support Growth
Sale/Leaseback Reduce SF	Consolidate Platforms	Online Deposit Opening	Account Acquisition
Close/Sell	Electronic Documents	Virtual Tellers	Onboarding
Office/Market ROA Reviews	Eliminate Non-Value-Added Task	Mobile & Online	Client Profitability
		End-to-End Loan Platform	Client Segmentation

EXPENSE MANAGEMENT

Investing in Technology

- **8:1 digital** client interactions to in-office transactions – February 2021
- **33%** of offices with **extended-hours Interactive Teller Machines**
- **49%** of offices offering **instant issue debit cards**
- **46% increase in mobile logins** from January 2018 to February 2021
- Major upgrade to end-to-end **online deposit account opening** – April 2021
  (the "end-to-end" is significant because it is common for banks to still require new clients to come in to sign the signature card or complete other docs)
- Opened **3rd digital office** (no teller line) – 4Q2020
- **Profitability analytics** provide an objective basis for pricing decisions and relationship-deepening insight – Q2 2021
- Continuous client experience measurement via voice of the client **touchpoint surveys** – go-live beginning Q2 2021

EFFECTIVELY DEPLOY CAPITAL

ORGANIC GROWTH	• Technology Investments • Leverage Infrastructure • Deepen Client Relationships
RETURN CAPITAL	• Dividend • Share Repurchase Program
LEVERAGE CAPITAL	• M&A Opportunities • Non-Bank Businesses

ACQUISITION OPPORTUNITY

PROFILE

- Banks with $100-500M Assets
  ~250 Total Banks
- TBV Pricing Attractive

TARGETS

- Strong Core Deposit Base
- Lack of Scale to Absorb Regulatory Cost
- Succession Plan Unclear


Atlanta
Birmingham
Charleston
Montgomery
Savannah
Macon
Jacksonville
Mobile
Tallahassee
Gainesville
Panama City
Tallahassee
Orlando
Expansion Area
Tampa
Fort Myers
Miami
0
125 Miles
250 Miles
500 Miles
0
125 KM
250 KM
500 KM

2021 FOCUS

BROADER BASED LOAN GROWTH	• Small Business, Commercial Real Estate, Residential Real Estate, Construction Real Estate, WCF/ABL, Participations/Pools, Market Expansion
IMPLEMENT FEE INCOME INITIATIVES	• Checking Account Acquisition, and Strategies to Drive Interchange Revenues • Insurance Sales • Deepen/Cross-Sell Relationships
EVALUATE ACQUISITION OPPORTUNITIES	• Evaluate Both Bank and Non-Bank Opportunities

WHY CCBG?

- Florida is Growing
- Stable Markets
- Strong Deposit Franchise
- Asset Sensitive Balance Sheet
- Strong Capital – Ability to Deploy
- Insider Ownership
- Seasoned and Experienced Bankers
- Low Execution Risk
- CCBG is One of the Few Remaining "Pure Plays" in Florida

Capital City Bank Group



APPENDIX

Capital City Bank Group

QUARTERLY RESULTS


0.90
0.75
0.60
0.45
0.30
0.15
0.00
3Q18*
4Q18**
1Q19
2Q19
3Q19
4Q19
1Q20
2Q20
3Q20
4Q20
1Q21
2Q21***
0.35
0.50
0.50
0.55
0.38
0.57
0.44
0.62
0.50
0.73
0.51
0.66
0.25
0.58
0.55
0.84
0.62
0.90
0.46
0.74
0.56
0.66
0.44
0.52
Diluted Earnings Per Share
Pre-Tax Pre-Credit Costs ("PTPCC") per diluted share (1)

*Includes Tax Benefits $0.02 per share for 3Q related to 2017 Plan Year Pension contribution
**Includes Tax Benefit of $0.02 per share related to a premises cost segregation analysis
***Includes $0.10 per share partial pension settlement expense
(1) Adjusted Non-GAAP; See Appendix for Reconciliation

SECOND QUARTER 2021

(Dollars in thousands)	2Q.2021 Core CCBG	2Q.2021 CCHL	1Q.2021 Core CCBG	1Q.2021 CCHL	$ Change Core CCBG	% Change Core CCBG
Net Interest Income	25,961	19	24,652	(154)	1,309	5.31%
Provision for Credit Losses	(571)	-	(982)	-	411	-41.85%
Deposit Fees	4,236	-	4,271	-	(35)	-0.82%
Bank Card Fees	3,998	-	3,618	-	380	10.50%
Wealth Management Fees	3,274	-	3,090	-	184	5.95%
Mortgage Banking Fees	101	13,116	279	16,846	(178)	-63.80%
Other	1,323	425	1,296	426	27	2.08%
Total Noninterest Income	12,932	13,541	12,554	17,272	378	3.01%
Salaries	12,579	8,538	12,171	10,276	408	3.35%
Other Associate Benefits	4,051	210	3,396	221	655	19.29%
Total Compensation	16,630	8,748	15,567	10,497	1,063	6.83%
Occupancy, Net	5,119	854	5,106	861	13	0.25%
Other	9,413	1,359	7,344	1,101	2,069	28.17%
Total Noninterest Expense	31,162	10,961	28,017	12,459	3,145	11.23%
Operating Profit	8,302	2,599	10,171	4,659	(1,869)	-18.38%
Income Taxes	1,769	290	2,262	525	(493)	-21.79%
Net Income (Before CCHL)	6,533	2,309	7,909	4,134	(1,376)	-17.40%
CCHL 51% Interest, net of tax	894	894	1,597	1,597	(703)	-44.02%
CCBG Consolidated Net Income	7,427	-	9,506	-	(2,079)	-21.87%
CCBG Consolidated Diluted EPS	0.39	0.05	0.47	0.09	(0.08)	-16.88%
	0.44		0.56			

HIGHLIGHTS

- Net interest income grew 6% sequentially driven by strong loan growth and higher SBA PPP fees
- Period-end loan balances (net of SBA PPP balances) grew by $74 million, or 4.0% sequentially
- Remaining SBA PPP balances and deferred fees totaled $80 million and $3.5 million, respectively, at period-end
- Strong credit quality metrics and a net loan loss recovery drove a negative credit loss provision of $0.6 million
- Average deposit balances grew $148 million, or 4.6% sequentially and reflected additional stimulus inflows as well as strong core deposit growth
- Noninterest expense increased $1.6 million and included a partial pension settlement charge of $2.0 million – controllable expenses at CCB continued to be well managed
- Capital City Home Loans ("CCHL") contributed $0.05 per share

FINANCIAL HIGHLIGHTS

Dollars in Thousands, except Earnings per Share	2017	2018	2019	2020	YTD 2021
Interest Income	$86,930	$99,395	$112,836	$106,197	$52,282
Interest Expense	3,948	6,891	9,493	4,871	1,804
Net Interest Income	82,982	92,504	103,343	101,326	50,478
Provision for Credit Losses	2,215	2,921	2,027	9,645	(1,553)
Noninterest Income	51,746	51,565	53,053	111,165	56,299
Noninterest Expense	109,447	111,503	113,609	149,962	82,599
Income Taxes	12,203	3,421	9,953	10,230	4,846
Less: NCI	—	—	—	11,078	3,952
Net Income - Common	10,863	26,224	30,807	31,576	16,933
Diluted Earnings Per Share - Common	.64	1.54	1.83	1.88	1.00
Ratios					
Return on Average Assets	.39%	.92%	1.03 %	.93%	0.88 %
Return on Average Equity	3.83	8.89	9.72	9.36	10.42
Net Interest Margin	3.37	3.64	3.85	3.30	2.87
Net Charge-offs to Average Loans	.14	.12	.13	.12	(0.08)
Efficiency Ratio (FTE)	80.50	77.05	72.40	70.43	77.22
Dividend Payout Ratio	37.50	20.78	26.23	30.32	29.75

FINANCIAL HIGHLIGHTS

As of Period-End *Dollars in Thousands*	2017	2018	2019	2020	2Q21
Investments	$697,590	$663,477	$643,140	$494,809	$806,449
Loans Held for Investment	1,653,492	1,774,225	1,835,929	2,006,426	2,008,662
Total Assets	2,898,794	2,959,183	3,088,953	3,798,071	4,011,459
Noninterest Bearing Deposits	874,583	947,858	1,044,699	1,328,809	1,552,864
Interest Bearing Deposits	1,595,294	1,583,998	1,600,755	1,888,751	1,894,057
Total Deposits	2,469,877	2,531,856	2,645,454	3,217,560	3,446,921
Capital	284,210	302,587	327,016	320,837	335,880
Ratios					
Risk Based Capital	17.10%	17.13%	17.90%	17.30%	16.48%
Tangible Equity	7.09	7.58	8.06	6.25	6.19
Diluted Tangible Book Value Per Share	11.68	12.96	14.37	13.76	14.35
Nonperforming Loans to Loans HFI	.43	.39	.24	.29	0.25
Reserve to Loans (ex. SBA PPP)	.80	.80	.75	1.30	1.15
Reserve to Nonperforming Loans	185.87	206.79	310.99	405.66	433.93

MARKET DEMOGRAPHIC

ANCHOR AND SMALL-TOWN AMERICA MARKETS MORE STABLE AND PREDICTABLE.

	Population Growth Rate		Household	
	2010-2021	2021-2026	Median Income 2021	Projected Change 2021-2026
Tallahassee MSA	7.3%	4.0%	$56,220	9.6%
CCBG Florida Markets	13.4%	4.7%	$54,095	8.1%
Florida	16.5%	5.9%	$61,374	11.3%
US	7.2%	2.9%	$67,761	9.0%

Sources: S&P Global Market Intelligence; ESRI; US Census Bureau

DEPOSIT MARKET SHARE

State	Number of Offices	CCBG Deposits in Market ($000)*	Percent of Total CCBG Franchise	Ranking: Counties with 2020 Market Share in Top 4	Deposit Market Share**
Florida	47	$2,608,562	86.99%	12 of 18	7.51%
Georgia	8	$354,608	11.83%	2 of 4	5.54%
Alabama	2	$35,393	1.18%	–	9.63%
TOTALS	**57**	**$2,998,563**	**100.00%**	–	

- Market Share Gives Pricing Leverage
- Keeps Cost of Funds Low
- Organic Growth Going Forward

** Sources: SNL Balances as of 6/30/2020*
*** CCBG Aggregate Market Share for Counties Where CCBG Has a Market Share of >.50%.*

NON-GAAP FINANCIAL MEASURES

We present a tangible common equity ratio that removes the effect of goodwill resulting from merger and acquisition activity. We believe this measure is useful to investors because it allows investors to more easily compare our capital adequacy to other companies in the industry. The GAAP to non-GAAP reconciliation is provided below.

Dollars in Thousands		2017	2018	2019	2020	2Q21
TANGIBLE COMMON EQUITY RATIO						
Shareowners' Equity (GAAP)		$284,210	$302,587	$327,016	$320,837	$335,880
Less: Goodwill (GAAP)		$84,811	$84,811	$84,810	$89,095	$93,333
Tangible Shareowners' Equity (non-GAAP)	A	$199,399	$217,776	$242,206	$231,742	$242,547
Total Assets (GAAP)		$2,898,794	$2,959,183	$3,088,953	$3,798,071	$4,011,459
Less: Goodwill (GAAP)		$84,811	$84,811	$84,810	$89,095	$93,333
Tangible Assets (non-GAAP)	B	$2,813,983	$2,874,372	$3,004,143	$3,708,976	$3,918,126
Tangible Common Equity Ratio	A/B	7.09%	7.58%	8.06%	6.25%	6.19%

Pre-tax pre-credit costs per diluted share is a measure used by management to evaluate core operating results exclusive of credit costs, including loan loss provision and other real estate expenses. We believe this measure is useful to investors because it allows investors to more easily compare our core operating results to other companies in the industry. The GAAP to non-GAAP reconciliation is provided below.

Dollars in Thousands		2019	2020	YTD 2021
PRE-TAX PRE-CREDIT COSTS Per Diluted Share				
Income Before Income Taxes (GAAP)		$40,761	$41,806	$21,780
Plus: Provision for Loan Losses (GAAP)		$2,027	$9,645	$ (1,553)
Plus: Other Real Estate Owned Expense (GAAP)		$545	$104	$(388)
Pre-Tax Pre-Credit Costs (non-GAAP)	A	$43,333	$51,555	$19,839
Average Diluted Common Shares (GAAP)	B	16,827	16,822	16,874
Pre-Tax Pre-Credit Costs Per Diluted Share	A/B	$2.58	$3.06	$1.18

Capital City Bank Group

Corporate Headquarters
217 North Monroe Street
Tallahassee, FL 32301

www.ccbg.com